UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2021

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WORTHINGTON INDUSTRIES INC

(Exact name of registrant as specified in its charter)

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Ohio	1-8399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Old Wilson Bridge Road

Columbus, Ohio 43085

(Address of Principal Executive Offices) (Zip Code)

(614) 438-3210

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WOR	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02:

On June 23, 2021, Worthington Industries, Inc. (the “Registrant”) issued a news release (the “Financial News Release”) reporting results for the three- and twelve-months periods ended May 31, 2021. A copy of the Financial News Release is included herewith as Exhibit 99.1 and is incorporated herein by this reference.

In the Financial News Release, the Registrant presented “adjusted net earnings” and “adjusted net earnings per share” on a consolidated basis and “operating income, excluding impairment and restructuring charges” for the Pressure Cylinders segment. These represent non-GAAP financial measures and are used by management as measures of operating performance.  In general, these non-GAAP financial measures exclude impairment and restructuring charges, but may also exclude other items that management does not believe reflect the Registrant’s core operations. Reconciliations from the most comparable GAAP measures to these non-GAAP financial measures for the periods reported are included in the supplemental data reported with the Financial News Release.

Item 7.01. Regulation FD Disclosure.

Pursuant to Item 7.01, the Financial News Release issued by the Registrant on June 23, 2021 is included herewith as Exhibit 99.1 and is incorporated herein by this reference.

Item 8.01. Other Events.

On June 23, 2021, the Registrant issued a news release (the “Dividend News Release”) reporting that the Board of Directors of the Registrant had declared a quarterly dividend of $0.28 per share in respect of the Registrant’s common shares.  The dividend was declared on June 23, 2021 and is payable on September 29, 2021 to shareholders of record on September 15, 2021.  A copy of the Dividend News Release is included herewith as Exhibit 99.2 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(a) – (c)  Not applicable.

(d)          Exhibits:  The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on June 23, 2021 (Financial News Release)
99.2	News Release issued by Worthington Industries, Inc. on June 23, 2021 (Dividend News Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES INC

Date: June 23, 2021	By:	/s/ Patrick J. Kennedy
Patrick J. Kennedy
Vice President, General Counsel & Secretary